                                                                   EXHIBIT 10.23


CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                CREDIT AGREEMENT

         THIS CREDIT AGREEMENT dated as of January 11, 1999 (the "Agreement") is between AVIRON, a Delaware corporation ("Aviron"), and AMERICAN HOME PRODUCTS CORPORATION, a Delaware corporation ("AHPC").

                                   WITNESSETH

         WHEREAS, Aviron [***]* to continue the development of its intranasal influenza vaccine product and for general operational requirements and has requested that AHPC provide Aviron with loans (the "Loans") in the aggregate principal amount of up to [***]; and

         WHEREAS, AHPC is willing to so advance such funds necessary to cover such expenses of Aviron, on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing premises and the representations, warranties, covenants and agreements herein contained, the parties hereto, intending to be legally bound, agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         Whenever used in this Agreement, unless otherwise clearly indicated by the context, the following terms shall have the meanings specified below:

         1.01 "AFFILIATE" shall mean as to any Person, any other Person which, directly or indirectly, either controls, is controlled by or is under common control with such Person. "Control" as used in this Section 1.01 shall mean having the power to direct, or cause the direction of, the management and policies of an entity, whether through ownership of voting securities, by contract or otherwise. Notwithstanding the foregoing, for purposes of this Agreement, the term "Affiliate" shall not include subsidiaries in which a Person or its Affiliates own a majority of the ordinary voting power to elect a majority of the board of directors but is restricted from electing such majority by contract or otherwise, until such time as such restrictions are no longer in effect.

         1.02 "AVAILABILITY TERMINATION DATE" shall mean the earlier of (i) the termination of both the U.S. Co-Promotion Agreement and the International License Agreement in accordance with their respective terms and (ii) the [***] Aviron of the [***] (as defined in the U.S. Co-Promotion Agreement).

         1.03 "BUSINESS DAY" shall mean any day, other than a Saturday, Sunday or legal holiday in the State of New York, on which banks are open for substantially all their banking business in New York City.

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[***] = CONFIDENTIAL TREATMENT REQUESTED.


                                       1.

         1.04 "CAPITAL STOCK" means, with respect to any Person, any and all shares, interests, participations, rights in, or other equivalents (however designated and whether voting or non-voting) of, such Person's capital stock, and any and all rights, warrants or options exchangeable for or convertible into such capital stock.

         1.05 "COLLATERAL" shall mean all collateral and security as described in the Security Agreement.

         1.06 "COMMISSION" shall have the meaning set forth in Section 3.06.

         1.07 "COMMON STOCK" means the common stock, $.001 par value, of Aviron.

         1.08 "CONSOLIDATED NET WORTH" means, with respect to any Person at any date of determination, the consolidated stockholders' equity represented by the shares of such Person's Capital Stock outstanding at such date, as determined on a consolidated basis in accordance with United States generally accepted accounting principles.

         1.09 "U.S. CO-PROMOTION AGREEMENT" shall mean the United States License and Co-Promotion Agreement of even date herewith between Aviron and AHPC with respect to Aviron's intranasal influenza vaccine product.

         1.10 "CREDIT EVENT" shall mean each borrowing hereunder.

         1.11 "DOLLARS" or the symbol "$" shall mean dollars in lawful currency of the United States of America.

         1.12 "DRAWDOWN DATE" shall mean the date Aviron borrows or draws down a Loan.

         1.13 "EVENT OF DEFAULT" shall have the meaning assigned such term in
Article IX hereof.

         1.14 "EXCHANGE ACT" shall have the meaning set forth in Section 3.02.

         1.15 "FDA" shall mean the federal Food and Drug Administration of the U.S. Department of Health and Human Services.

         1.16 "FINANCIAL OFFICER" shall mean, with respect to any Person, its Chairman of the Board, President, or Chief Financial Officer.

         1.17 "GUARANTEE" shall mean any obligation, contingent or otherwise, of any Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or obligation of any other Person in any manner, whether directly or indirectly.

         1.18 "INDEBTEDNESS" shall mean, with respect to any Person, (a) all obligations of such Person for borrowed money, or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes, notes convertible into shares of Common Stock or other similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person for the deferred purchase

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[***] = CONFIDENTIAL TREATMENT REQUESTED.


                                       2.

price of property of services, except current accounts payable arising in the ordinary course of business and not overdue, (e) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person, (f) all Indebtedness of any third party secured by property or assets of such Person, and (g) all Guarantees of such Person.

         1.19 "INTERNATIONAL LICENSE AGREEMENT" shall mean the International FluMist(TM) License Agreement of even date herewith between Aviron and AHPC with respect to Aviron's intranasal influenza vaccine product.

         1.20 "LIEN" shall mean, with respect to any asset, (i) any mortgage, lien, pledge, encumbrance, charge or security interest in or on such asset, (ii) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset, (iii) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities or (iv) any other right of or arrangement with any creditor to have his claim satisfied out of such assets, or the proceeds therefrom, prior to the general creditors of the owner thereof.

         1.21 "LOANS" shall have the meaning set forth in the first WHEREAS clause of this Agreement.

         1.22 "MATERIAL ADVERSE EFFECT" shall have the meaning set forth in
Section 3.01 hereof.

         1.23 "NOTE OR NOTES" shall have the meaning assigned to such term in
Section 2.03(a) hereof.

         1.24 "PERMITTED INDEBTEDNESS" means (i) Indebtedness of Aviron existing on the date hereof; (ii) all Indebtedness of Aviron or its Subsidiaries incurred from time to time in connection with the purchase of goods, materials or services in the ordinary course of business and owed to trade creditors; (iii) Indebtedness of Aviron under the Loans; (iv) other Indebtedness of Aviron or its Subsidiaries not to exceed [***]* in any fiscal year during the term hereof or [***] in the aggregate outstanding at any time; (v) Indebtedness of Aviron or its Subsidiaries owing to financial institutions not to exceed [***] in the aggregate; (vi) Indebtedness that by its terms is expressly subordinated in right of payment to the Loans; (vii) Indebtedness of Aviron or its Subsidiaries secured by a Lien described in subsection (iii) of the definition of "Permitted Liens" below; (viii) Guarantees and other credit support of the obligations of vendors and suppliers of Aviron or its Subsidiaries in respect of transactions entered into in the ordinary course of business; (ix) Indebtedness of Aviron or its Subsidiaries in respect of capital lease obligations; (x) prepaid royalties owing to, and deferred revenue of, Aviron or its Subsidiaries in the ordinary course of business; (xi) Indebtedness to the extent incurred specifically for, and limited to the financing of, Aviron's manufacturing facility and leasehold improvements thereto; and (xii) any deferrals, renewals, extensions, replacements, or refinancings of, or amendments, modifications or supplements to, Indebtedness described above.

         1.25 "PERMITTED LIENS" means (i) any Liens existing on the date hereof;
(ii) Liens to secure Permitted Indebtedness owing to financial institutions (ii) Liens for taxes, fees,

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[***] = CONFIDENTIAL TREATMENT REQUESTED.


                                       3.

assessments or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings; (iii) Liens (A) upon or in any property acquired or held by Aviron to secure the purchase price of such property or Indebtedness incurred solely for the purpose of financing the acquisition of such property, or (B) existing on such property at the time of its acquisition, provided that the Lien is confined solely to the property so acquired and improvements thereon, and the proceeds of such property; (iv) Liens on property leased by Aviron pursuant to operating or capital leases in the ordinary course of business (including proceeds thereof and accessions thereto) incurred solely for the purpose of financing the lease of such property; (v) leases or subleases and licenses and sublicenses granted to others in the ordinary course of Aviron's business not interfering in any material respect with the business of Aviron and its Subsidiaries taken as a whole, and any interest or title of a lessor, licensor or under any lease or license; (vi) Liens on assets (including the proceeds thereof and accessions thereto) that existed at the time such assets were acquired by Aviron (including any Liens on assets of any Person that existed at the time it became or becomes a Subsidiary); provided such Liens are not granted in contemplation of or in connection with the acquisition of such asset by Aviron; (vii) Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default under this Agreement; (viii) easements, reservations, rights-of-way, restrictions, minor defects or irregularities in title and other similar charges or encumbrances affecting real property not constituting a Material Adverse Effect; (ix) Liens in favor of customs and revenue authorities arising as a matter of law to secure payments of customs duties in connection with the importation of goods; (x) Liens which constitute rights of set-off of a customary nature or bankers' or securities intermediaries' Liens with respect to amounts on deposit or investment property, whether arising by operation of law or by contract, in connection with arrangements entered into with banks and securities intermediaries in the ordinary course of business; and (xi) Liens on Aviron's manufacturing facility, leasehold improvements thereto and proceeds thereof.

         1.26 "PERSON" shall mean any natural person, corporation, business trust, association, limited liability company, company, joint venture, partnership or government or any agency or political subdivision thereof.

         1.27 "PREFERRED STOCK" shall have the meaning set forth in Section
3.03.

         1.28 "PRIME RATE" shall mean the rate of interest per annum publicly announced from time to time by The Chase Manhattan Bank at its principal office in New York City as its prime rate (each change in the Prime Rate to be effective on the date such change in the prime rate is publicly announced).

         1.29 "RESPONSIBLE OFFICER" shall mean, with respect to any Person, the Chairman, President, or any Vice President of such Person.

         1.30 "SEC DOCUMENTS" shall have the meaning set forth in Section 3.05.

         1.31 "SECURITIES ACT" shall have the meaning set forth in Section 4.01.

         1.32 "SECURITY AGREEMENT" shall mean a Security Agreement dated as of the date of the initial draw down, between Aviron and AHPC, in conformity with the requirements set forth


                                       4.

in the U.S. Co-Promotion Agreement and the International License Agreement and otherwise in form and substance satisfactory to AHPC.

         1.33 "SUBSIDIARY" shall mean, with respect to any Person, any corporation, partnership or joint ventures of which securities or other ownership interests representing more than 50% of the ordinary voting power are, at the time as of which any determination is being made, owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person.

         1.34 "TRANSACTIONS" shall have the meaning set forth in Section 3.02.

                                   ARTICLE II

                                    THE LOANS

         2.01 THE LOANS.

                  (a) During the term hereof and subject to the terms and conditions and relying upon the representations and warranties herein set forth, AHPC agrees to make Loans to Aviron at any time and from time to time commencing with the date of regulatory approval by the FDA to market Aviron's intranasal influenza vaccine product for use in the Field through the Availability Termination Date, in an aggregate amount not to exceed [***]* subject to Sections 2.01 (b) and (c), below. Each Loan shall be in an amount not less than [***] per draw down; provided, however, that if the aggregate balance remaining for available Loans is less than [***] Aviron shall have the right to drawdown the balance of such remaining amount.

                  (b) To the extent AHPC has purchased shares of Common Stock (or instruments convertible into shares of Common Stock) pursuant to Section
11.3 of the International License Agreement, the aggregate amount borrowable hereunder shall automatically be [***] of shares of Common Stock (or instruments convertible into shares of Common Stock pursuant to Section 11.3 of the International License Agreement) so purchased.

                  (c) The initial Loans shall be made subject to satisfaction of the conditions set forth in Sections 6.01 and 6.02 against delivery of the Note.

         2.02 NOTICE OF BORROWINGS. Aviron may draw down Loans on any Business Day, provided, however, that Aviron shall give AHPC written notice of each such borrowing in the form of Exhibit B not later than 12:00 noon, New York City time, three (3) Business Days before a proposed borrowing.

         2.03 NOTES; REPAYMENT OF LOANS.

                  (a) Each Loan shall be evidenced by a separate note (each, a "Note" and collectively with other Notes, the "Notes"), duly executed on behalf of Aviron, dated the Drawdown Date for each Loan, in substantially the form of Exhibit C hereto.

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[***] = CONFIDENTIAL TREATMENT REQUESTED.


                                       5.

                  (b) The outstanding principal balance of each Loan shall mature and be due and payable on the [***] anniversary of the making of such Loan, such principal amount being subject to reduction pursuant to Section 2.07 of this Agreement. Each Loan shall bear interest from its date on the outstanding principal balance thereof, as provided in Section 2.04.

                  (c) AHPC shall, and is hereby authorized by Aviron, to endorse on the schedule attached to each Note an appropriate notation evidencing the date and amount of each payment and prepayment with respect thereto; provided, however, that the failure of AHPC to make such a notation on any Note shall not affect any obligations of Aviron hereunder or thereunder.

         2.04 INTEREST ON LOANS. Subject to the provisions of Section 2.06, each Loan shall bear interest at a floating rate per annum equal to [***]. Interest shall be computed based on the number of days elapsed in a year of 365 days for the actual days elapsed. Interest shall accrue on the unpaid principal amount of each Loan from the date on which the Loan is made to or on account of Aviron under this Agreement and shall be payable by Aviron on the last Business Day of each calendar quarter. Aviron shall make such payments of interest until the principal amount for each such Loan shall be paid in full.

         2.05 [***] . Except as otherwise provided herein, all payments to be made by Aviron on account of principal and interest shall be made [***] and shall be made to AHPC in Dollars in immediately available funds at its principal office (or as otherwise directed by AHPC) not later than 12:00 noon New York time on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day).

         2.06 INTEREST ON OVERDUE AMOUNTS. If Aviron shall default in the payment of the principal of or interest on any Loan or any other amount becoming due hereunder (by acceleration or otherwise), Aviron shall on demand from time to time pay interest, to the extent permitted by law, on such defaulted amount from the date of such non-payment up to the date of actual payment (after as well as before judgment) at a rate per annum equal to the rate then in effect for such Loan [***].

         2.07 PREPAYMENT OF LOANS.

                  (a) Aviron may upon two (2) Business Days' irrevocable notice to AHPC (i) prepay any Loan, as applicable, at any time in whole or from time to time in part; provided, however, that each such optional partial prepayment of any such term Loan shall be in an integral multiple of [***] and (ii) terminate the commitments hereunder; provided, however, that any such termination shall be effective only upon the repayment by Aviron of all principal, accrued interest and other amounts then owing hereunder and under the Notes.

                  (b) AHPC may, at its option, [***] pursuant to the [***] hereunder and [***].

                  (c) Aviron shall make a mandatory prepayment of all principal, accrued interest and other amounts owing hereunder and under the Notes upon the occurrence of any

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[***] = CONFIDENTIAL TREATMENT REQUESTED.


                                       6.

event or series of events pursuant to which any Person, or two or more Persons acting in concert, acquire beneficial ownership (within the meaning of Rule 13d-3 of the Commission), directly or indirectly, of securities of Aviron representing greater than fifty percent of the combined voting power of all securities of Aviron entitled to vote in the election of directors in a transaction (i) in which the acquiring Person or Persons includes [***] or (ii) in which the [***]. Any mandatory prepayment pursuant to this Section 2.07(c) shall be paid in immediately available funds to an account as directed in writing by AHPC.

                  (d) Aviron may [***] amounts that have been prepaid.

         2.08 WARRANTS. Upon each Drawdown Date, Aviron will grant AHPC warrants to purchase Aviron common stock, in substantially the form of Exhibit A hereto, according to the terms set forth in Schedule 2.08. In addition, Aviron agrees that as soon as reasonably practicable following each issuance of warrants hereunder it will file a registration statement for the non-underwritten resale of the Aviron common stock issuable upon exercise of such warrants. Aviron agrees that it will use commercially reasonable efforts to cause such registration to become effective as soon as practicable and will keep such registration effective until the earlier of (i) the sale by AHPC of all shares issued upon exercise of the warrant, or (ii) [***] years following the issuance of the warrant.

                                   ARTICLE III

                    REPRESENTATIONS AND WARRANTIES OF AVIRON

         Aviron represents and warrants to AHPC that:

         3.01 ORGANIZATION, CORPORATE. Aviron is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware, has the requisite power and authority to own its property and assets and to carry on its business as now conducted and is qualified to do business in every jurisdiction where such qualification is required, except where the failure so to qualify would not have a material adverse effect on the business, condition (financial or otherwise), assets, operations performance, properties or prospects of Aviron (each, a "Material Adverse Effect"). Aviron has the corporate power to borrow hereunder and to execute and deliver the Notes and has the corporate power to execute, deliver and perform its obligations under this Agreement and the Security Agreement.

         3.02 AUTHORIZATION. The execution, delivery and performance by Aviron of this Agreement, the Security Agreement, the borrowings hereunder, the execution and delivery by Aviron of the Notes and the grant of security interests in the Collateral (collectively, the "Transactions") (a) have been duly authorized by all requisite corporate and, if required, stockholder action and (b) will not (i) violate (A) any provision of law (including, without limitation, the Securities Exchange Act of 1934, as amended (the "Exchange Act")) statute, rule or regulation or the certificate of incorporation or the by-laws of Aviron, (B) any order of any court, or any rule, regulation or order of any other agency of government binding upon or applicable to Aviron, or (C) any provisions of any indenture, agreement or other instrument to

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[***] = CONFIDENTIAL TREATMENT REQUESTED.


                                       7.

which Aviron or any of its properties or assets are or may be bound, (ii) result in the creation or imposition of any Lien, or any other type of preferential arrangement upon any property or assets of Aviron or (iii) violate or result in a breach or result in the acceleration or termination of, or the creation in any third party of the right to accelerate, terminate, modify or cancel, any material indenture, contract, lease, sublease, loan agreement, note or other material obligation or liability to which Aviron is a party or is bound.

         3.03 CAPITALIZATION. As of the date of this Agreement, the authorized capital stock of Aviron is 35,000,000 shares, consisting of 5,000,000 shares of Preferred Stock, $.001 par value (the "Preferred Stock"), and 30,000,000 shares of Common Stock. As of the date hereof no shares of Preferred Stock are issued and outstanding, and as of November 4, 1998, 15,718,991 shares of Common Stock were issued and outstanding. Except as disclosed in the SEC Documents and except for the transactions contemplated hereby, since November 15, 1998, Aviron has not issued any shares of Preferred Stock or Common Stock, granted any option (except for stock options granted under the Aviron's employee, consultant and director stock option plans), warrants, rights (including conversion or preemptive rights, except for stock purchased under Aviron's stock purchase plans), or similar rights to any person or entity to purchase or acquire any rights with respect to any shares of capital stock of Aviron. The outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable; and none of the outstanding shares of Common Stock were issued in violation of the preemptive rights, if any, of any stockholder of Aviron.

         3.04 INDEBTEDNESS. Schedule 3.04 sets forth a complete and correct list of all outstanding Indebtedness of Aviron as of the date hereof. Except as described in the SEC Documents, Aviron is not in default and no waiver of default is currently in effect, in the payment of any principal or interest on any indebtedness of Aviron and no event or condition exists with respect to any Indebtedness of Aviron that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

         3.05 FULL DISCLOSURE. Aviron has furnished to AHPC Aviron's annual report on Form 10-K for the fiscal year ended December 31, 1997, Aviron's Current Report on Form 8-K dated March 17, 1998, Aviron's quarterly reports on Form 10-Q for the quarterly periods ended March 31, 1998, June 30, 1998 and September 30, 1998 and all documents filed by Aviron pursuant to any of Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act (collectively, the "SEC Documents") since September 30, 1998. Aviron warrants that, as of their respective dates (or if amended, as of the date of such amendment), the SEC Documents complied as to form with the requirements of the Exchange Act, and the information contained in such documents did not contain any untrue statement of a material fact, and did not omit to state any material fact necessary to make any statement, in light of the circumstances under which such statement was made, not misleading.

         3.06 SEC FILINGS. Aviron has timely filed with the Securities and Exchange Commission (the "Commission") all reports and other documents required to be so filed.

         3.07 GOVERNMENTAL APPROVALS. No registration, notices or filing (other than the filings necessary to perfect the liens and security interests created by the Security Agreement)


                                       8.

with or consent or approval of, or other action by, any federal, state or other governmental agency, authority or regulatory body is or will be required in connection with the Transactions.

         3.08 BINDING EFFECT. This Agreement and the Security Agreement constitutes, and the Notes, when duly executed and delivered by Aviron, will constitute valid, legal and binding obligation of Aviron, enforceable in accordance with its terms, subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency and similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.

         3.09 MATERIAL ADVERSE CHANGE. Since September 30, 1998, except as provided in Schedule 3.09 hereto, there has been no change or effect which has had or would be reasonably likely to have a Material Adverse Effect.

         3.10 LITIGATION; COMPLIANCE WITH LAWS; ETC.

         Except as described in the SEC Documents:

                  (a) There are no actions, suits or proceedings at law or in equity or by or before any governmental instrumentality or other agency or regulatory authority now pending or, to the knowledge of any Responsible Officer of Aviron, threatened against or affecting Aviron or the business, assets or rights of Aviron (i) which involve any of the Transactions or (ii) which if adversely determined would, individually or in the aggregate, materially impair the ability of Aviron to conduct its business or materially and adversely affect the business, assets, operations or financial condition of Aviron or impair the validity or enforceability of or the ability of Aviron to perform its obligations under this Agreement or the Security Agreement.

                  (b) There are no violations of any law, or any default with respect to any judgment, writ, injunction, decree, rule or regulation of any court or governmental agency or instrumentality, where such violation or default would have a Material Adverse Effect.

         3.11 TAXES. Aviron has filed or caused to be filed all federal, state, local and foreign tax returns which are required to be filed by it, on or prior to the date hereof, other than tax returns in respect of taxes which in the aggregate are not material and would not, if unpaid, result in the imposition of any Lien on any property or assets of Aviron. Aviron has paid or caused to be paid all taxes shown to be due and payable on such filed returns or on any assessments received by it, other than (i) any taxes or assessments the validity of which it is contesting in good faith by appropriate proceedings, and with respect to which it shall, to the extent required by generally accepted accounting principles applied on a consistent basis, have set aside on its books adequate reserves and (ii) taxes that in the aggregate are not material and which would not, if unpaid, result in the imposition of any Lien on any property or assets.

         3.12 INVESTMENT COMPANY ACT. Aviron is not an "investment company" as defined in, or is otherwise subject to regulation under, the Investment Company Act of 1940, as amended.

         3.13 USE OF PROCEEDS. The proceeds of the Loans made hereunder shall be used to finance the development, manufacture and commercialization of Aviron's intranasal influenza


                                       9.

vaccine product and for general operational requirements. Such proceeds shall in no event be used for any other business purpose or in any way in violation of Regulation U of the Board of Governors of the Federal Reserve System.

         3.14 SECURITY INTEREST. The Security Agreement , when executed and delivered, will create and grant to AHPC a legal, valid and enforceable security interest in the Collateral which shall be perfected upon the filing of Uniform Commercial Code financing statements in appropriate offices. Such Collateral is not subject to any other lien or security interest whatsoever except Permitted Liens.

         3.15 TITLE TO PROPERTIES; POSSESSION UNDER LEASES; TRADEMARKS.

                  (a) Aviron has good and marketable title to, or valid leasehold interest in, all of its properties and assets except for Permitted Liens and minor defects in title that do not interfere with its ability to conduct its business as now conducted.

                  (b) Aviron has complied with all material obligations under all leases to which it is a party and under which it is in occupancy. Aviron has a valid lease-hold interest in all such leases and all such leases are in full force and effect. Aviron enjoys peaceful and undisturbed possession under all such leases.

                  (c) Aviron owns, possesses or controls all trademarks, trademark rights, trade names, trade name rights, copyrights, patents, patent rights and licenses which are necessary for the conduct of the business of Aviron. To the best knowledge of Aviron, Aviron is not infringing upon or otherwise acting adversely to any trademarks, trademark rights, trade names, trade name rights, copyrights, patent rights or licenses owned by any other Person or Persons. There is no claim or action by any such other Person pending, or to the knowledge of Aviron threatened against Aviron with respect to any of the rights or property referred to in this Section 3.15(c).

         3.16 ABSENCE OF CERTAIN DEVELOPMENTS. Except as disclosed in or contemplated by the SEC Documents, since September 30, 1998, Aviron has not (a) incurred or become subject to any material liabilities (absolute or contingent) except current liabilities incurred, and liabilities under contracts entered into, in the ordinary course of business, consistent with past practices; (b) sold, assigned or transferred any of its assets or canceled any debts or obligations except in the ordinary course of business, consistent with past practices; (c) suffered any extraordinary losses, or waived any rights of substantial value; (d) sold, assigned or transferred to a third party that is not an affiliate (within the meaning set forth in Rule 405 under the Act) any material trademark, trademark rights, trade names, trade name rights, copyrights, patents, patent rights, licenses or other intangible assets for compensation less than the fair value of such assets; (e) declared, paid or otherwise made any dividend or distribution of any kind on its capital stock; or
(f) entered into any material transaction other than in the ordinary course of business, consistent with past practices.


                                      10.

                                   ARTICLE IV

                     REPRESENTATIONS AND WARRANTIES OF AHPC

         4.01 INVESTMENT INTENT. AHPC is acquiring the Notes for investment for its own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act. AHPC understands that the Notes have not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of AHPC's investment intent as expressed herein.

         4.02 NO LEGAL, TAX OR INVESTMENT ADVICE. AHPC understands that nothing in this Agreement or any other materials presented to AHPC in connection with the issuance of the Notes constitutes legal, tax or investment advice.

         4.03 CORPORATE POWER; AUTHORITY. AHPC has all requisite legal and corporate power and has taken all requisite corporate action to execute, deliver and perform its obligations under this Agreement. This Agreement has been duly authorized, executed and delivered on behalf of AHPC and constitutes the valid, legal and binding agreement of AHPC, enforceable in accordance with its terms, subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency and similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.

                                    ARTICLE V

                            RESTRICTIONS ON TRANSFER

         5.01 RESTRICTIONS ON TRANSFERABILITY. The Notes shall not be transferable in the absence of a registration under the Securities Act or an exemption therefrom.

                                   ARTICLE VI

                           CONDITIONS OF CREDIT EVENTS

         The obligation of AHPC to make Loans hereunder shall be subject to the following conditions precedent:

         6.01 ALL CREDIT EVENTS. On each date on which a Credit Event is to occur:

                  (a) AHPC shall have received a notice of borrowing as required by Section 2.02.

                  (b) AHPC shall have received a Note dated the Drawdown Date, duly executed by Aviron in the amount of such borrowing.

                  (c) The representations and warranties set forth in Article III hereof and in any documents delivered in connection herewith, including without limitation, the Security Agreement, shall be true and correct in all material respects with the same effect as though made


                                      11.

on and as of such date (except insofar as such representations and warranties relate expressly to an earlier date).

                  (d) At the time of and immediately after such borrowing no Event of Default or event which with notice or lapse of time or both would constitute an Event of Default shall have occurred and be continuing.

         6.02 INITIAL DRAWDOWN DATE. The obligation of AHPC in respect of the initial Credit Event hereunder are subject to the satisfaction of the following conditions precedent:

                  (a) AHPC shall have received the favorable written opinion of counsel for Aviron, dated the Drawdown Date in respect of the matters set forth in Sections 3.01-3.09, 3.10(a) and 3.12, and satisfactory in form and substance to AHPC.

                  (b) AHPC shall have received (i) a copy of the certificate of incorporation of Aviron, certified as of a recent date by the Secretary of State of Delaware, and a certificate as to the good standing of Aviron from such Secretary of State, in each case dated as of a recent date; (ii) a certificate of the Secretary of Aviron, dated the Drawdown Date and certifying (A) that attached thereto is a true and complete copy of its By-laws as in effect on the date of such certificate and as in effect at all times since the date of the resolutions described in item (B) below, (B) that attached thereto is a true and complete copy of resolutions adopted by its Board of Directors authorizing the execution, delivery and performance of this Agreement, the Security Agreement, the Notes and the borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that its certificate of incorporation has not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to (i) above, and (D) as to the incumbency and specimen signature of each of Aviron's Responsible Officers executing this Agreement, the Notes, or any other document delivered in connection herewith or therewith to which it is a party;
(iii) a certificate of another of its officers as to incumbency and signature of its Secretary; and (iv) such other documents as AHPC may reasonably request.

                  (c) AHPC shall have received a certificate, dated the Drawdown Date and signed by a Financial Officer of Aviron, confirming compliance with the conditions precedent set forth in this Section 6.02.

                  (d) AHPC shall have received the Security Agreement duly executed by Aviron.

                  (e) AHPC shall have received certified copies of requests for copies of information on Form UCC-11 or certificates satisfactory to AHPC of a UCC Reporter Service, listing all effective financing statements which name as debtor Aviron and which are filed in the appropriate offices in the state in which are located the chief executive offices of Aviron, together with copies of such financing statements.

                  (f) Each document (including, without limitation, each Uniform Commercial Code financing statement), required by law or reasonably requested by AHPC to be filed, registered or recorded in order to create in favor of AHPC a perfected security interest in the Collateral shall be properly filed, registered or recorded in each jurisdiction in which the filing,


                                      12.

registration or recordation thereof is so required or requested. AHPC shall have received an acknowledgment copy, or other evidence satisfactory to it, of each such filing, registration or recordation.

                  (g) AHPC shall have received the results of a search of the Uniform Commercial Code filings made with respect to Aviron in the jurisdictions in which Uniform Commercial Code filings have been made against Aviron pursuant to paragraph (e) above.

                  (h) AHPC shall have received such other documents as it shall reasonably deem necessary and all other legal matters in connection with the Transactions shall be satisfactory to AHPC and its counsel.

                  (i) AHPC shall have entered into a subordination agreement as contemplated by Section 13.2 of the U.S. Co-Promotion Agreement.

                                   ARTICLE VII

                              AFFIRMATIVE COVENANTS

         Aviron covenants and agrees that, so long as AHPC shall have any obligation to make any Loans under this Agreement, or the principal of or interest on any Note shall be unpaid, unless AHPC shall otherwise consent in writing, it will:

         7.01 COMPLIANCE WITH LAWS. Comply in all material respects with all applicable laws, rules, regulations and orders applicable to the operation of its business whether now in effect or hereafter enacted.

         7.02 CORPORATE EXISTENCE. Do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence, rights (charter and statutory) and franchises.

         7.03 BUSINESS AND PROPERTIES. At all times do or cause to be done all things necessary to preserve, renew and keep in full force and effect the rights, licenses, permits, franchises, patents, copyrights, trademarks and trade names material to its business to the extent reasonably necessary to further the best economic interests of Aviron; take all action which may be required to obtain, preserve, renew and extend all material licenses, permits, franchises and other authorizations to the extent reasonably necessary to further the best economic interests of Aviron; and at all times maintain, preserve and protect all property material to its business and keep such property in good repair, working order and condition (ordinary wear and tear excepted) and from time to time make, or cause to be made, all necessary and proper repairs, renewals, additions, improvements and replacements thereto necessary in order that the business carried on in connection therewith may be properly conducted at all times.

         7.04 INSURANCE. (a) Keep its insurable properties adequately insured at all times by financially sound and reputable insurers, (b) maintain such other insurance, to such extent and against such risks, including business interruption, fire and other risks insured against by extended coverage, as is customary with companies similarly situated and in the same or similar businesses, (c) maintain in full force and effect public liability insurance against claims for


                                      13.

personal injury or death or property damage occurring upon, in about or in connection with the use of any properties owned, occupied or controlled by Aviron, in such amount as Aviron shall reasonably deem necessary, (d) maintain such other insurance as may be required by law or as may be reasonably requested by AHPC for purposes of assuring compliance with this Section 7.04 and (e) furnish to AHPC, upon written request, full information as to the insurance carried.

         7.05 TAXES. Pay and discharge promptly when due all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property before the same shall become delinquent or in default, as well as all lawful claims for labor, materials and supplies or otherwise, which, if unpaid, might give rise to liens or charges upon such properties or any part thereof unless, in each case, the validity or amount thereof is being contested in good faith by appropriate proceedings, adequate reserves have been established with respect thereto and no Liens have attached to its properties or any portion thereof.

         7.06 FINANCIAL STATEMENTS, REPORTS. ETC. Furnish to AHPC:

                  (a) Promptly as they are available and in any event: (i) within five (5) Business days of the filing of Aviron's Form 10-K with the Commission after the end of each fiscal year of Aviron, the financial statements of Aviron filed with such Form 10-K, together with consolidating financial statements with respect to Aviron and (ii) within five (5) Business Days of the filing of Aviron's Form 10-Q with the Commission after the end of each of the first three fiscal quarters of Aviron, the financial statements of Aviron filed with such Form 10-Q, together with consolidating financial statements with respect to Aviron.

                  (b) Promptly after the same become publicly available, copies of any registration statements, annual, periodic, current and other reports, and such proxy statements and other information, if any, as shall be filed by Aviron with the Commission pursuant to the requirements of the Securities Act or the Exchange Act;

                  (c) At the same time as each delivery of financial statements pursuant to Section 7.06 (a), a certificate of Aviron's Financial Officer or other senior officer stating that he or she has reviewed the provisions of this Agreement and that to the best of his or her knowledge, Aviron is not in default in the observance or performance of any of the provisions hereof, or if Aviron shall be so in default, specifying all such defaults and events of which he or she may have knowledge and setting forth the calculation of compliance or noncompliance.

                  (d) Such other information as AHPC may reasonably request from time to time.

         7.07 LITIGATION AND OTHER NOTICES. Give AHPC prompt written notice of the following:

                  (a) the issuance by any court or governmental agency or authority of any injunction, order, decision or other restraint prohibiting, or having the effect of prohibiting, the making of any of the Loans, or invalidating, or having the effect of invalidating, any provision of this Agreement or the Security Agreement or the initiation of any material litigation or material similar proceeding seeking any such injunction, order, decision or other restraint;


                                      14.

                  (b) the filing or commencement of any material action, suit, proceeding or investigation against Aviron whether at law or in equity or by or before any court or any federal, state, municipal or other governmental agency or authority;

                  (c) the occurrence of any Event of Default or event or condition which, with the giving of notice or lapse of time or both, would constitute an Event of Default, specifying the nature and extent thereof and the action (if any) which is proposed to be taken with respect thereto; and

                  (d) any development in the business or affairs of Aviron which has resulted in or which in the good faith judgment of Aviron is reasonably likely to result in a Material Adverse Effect.

         7.08 MAINTAINING RECORDS, ACCESS TO PROPERTIES AND INSPECTIONS. Maintain books and records in accordance with accepted business practices and, upon reasonable notice (which may be telephonic), at all reasonable times and as often as AHPC may reasonably request, permit any authorized representative designated by AHPC to visit and inspect the properties and financial books and records of Aviron and to make extracts from such books and records, and permit any authorized representative designated by AHPC to discuss the operations, affairs, finances and condition of Aviron, with the chief financial officer and such other officers as such Person shall deem appropriate such Person's independent public accountants, as applicable.

         7.09 USE OF PROCEEDS. Use the proceeds of the Loans only for the purposes set forth in Section 3.13.

         7.10 PAYMENT OF OBLIGATIONS. Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its material obligations of whatever nature and any additional costs that are imposed as a result of any failure to so pay, discharge or otherwise satisfy such obligations, except when the amount or validity of such obligations and costs is currently being contested in good faith by appropriate proceedings and reserves in conformity with generally accepted accounting principles with respect thereto have been provided on the books of Aviron.

         7.11 FURTHER ASSURANCES. Execute any and all further documents and take all further actions which may be required under applicable law, or which AHPC may reasonably request, to grant, preserve, protect and perfect the security interest in the Collateral created by the Security Agreement.

                                  ARTICLE VIII

                               NEGATIVE COVENANTS

         Aviron covenants and agrees that, so long as AHPC shall have any obligation to make any Loans under this Agreement, or the principal of or interest on any Note shall be unpaid, Aviron will not, and will not permit any of its Subsidiaries, without the written consent of AHPC, to:


                                      15.

         8.01 DIVIDENDS AND DISTRIBUTIONS. Except as set forth in Schedule 8.01, declare or pay, directly and indirectly, (i) any dividends or make any other distributions (other than dividends or other distributions payable solely in stock of Aviron or its Subsidiaries or dividends or other distributions payable from Aviron's Subsidiaries to Aviron), whether in cash, property, securities or a combination thereof, with respect to (whether by reduction of capital or otherwise) any shares of its capital stock, or directly or indirectly redeem, purchase, retire or otherwise acquire for value any shares of any class of its capital stock or set aside any amount for any such purpose or (ii) any amounts in respect of Indebtedness at any time owing to any Affiliate of Aviron.

         8.02 INDEBTEDNESS. Incur, create, assume or permit to exist any Lien or any Indebtedness other than Permitted Liens and Permitted Indebtedness, or grant a security interest in any of Aviron's or its Subsidiaries' intellectual property; provided, however, that, subject to the terms of the U.S. Co-Promotion Agreement and the International License Agreement, nothing herein shall limit Aviron's or its Subsidiaries' ability to license or assign (but not grant a security interest in) its intellectual property if such licensing or assignment is in the best interests of Aviron and its Subsidiaries in the good faith judgment of Aviron.

         8.03 CONSOLIDATIONS, MERGERS AND SALES OF ASSETS.

                  (a) Sell, lease, convey, transfer or assign to any Person or otherwise dispose of (whether in one transaction or a series of transactions), other than for fair value, assets (whether now owned or hereafter acquired) having a fair market value exceeding [***], or, permit another Person to merge into it or acquire in excess of 50% of its capital stock, or acquire all or substantially all the capital stock or assets of any other Person, if an Event of Default has occurred and is continuing or would result therefrom.

                  (b) Consolidate with or merge with or into any Person or group of affiliated Persons in a single transaction or through a series of transactions, unless, after giving effect thereto either (i) Aviron shall be the continuing Person or (ii) the resulting surviving or transferee Person shall have a Consolidated Net Worth equal to or greater than the Consolidated Net Worth of Aviron, to be determined as of the effective date of the transaction.

         8.04 BUSINESS. Alter the nature of its business in any material respect from that of the research, development, manufacturing and marketing of medical products.

                                   ARTICLE IX

                                EVENTS OF DEFAULT

         In the case of the happening of any of the following events (herein called "Events of Default"):

                  (a) any representation or warranty made or deemed made in or in connection with this Agreement, the Security Agreement or any Note or the borrowings hereunder or in any report, certificate, financial statement or other instrument or agreement furnished in connection

------------------

[***] = CONFIDENTIAL TREATMENT REQUESTED.


                                      16.

with this Agreement, the Security Agreement or the execution and delivery of any Note or the borrowings hereunder shall prove to have been false or misleading in any material respect when made or deemed to be made;

                  (b) default shall be made in the payment of any principal or interest of any Note when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or by acceleration thereof or otherwise and such default shall continue for five days after written notice thereof;

                  (c) default shall be made in the due observance or performance of any covenant, condition or agreement contained herein or in the Security Agreement and such default shall continue for [***] days, or material default shall be made in the due observance or performance of any covenant, condition or agreement contained in the U.S. Co-Promotion Agreement or International License Agreement and such default shall continue for [***] days after written notice thereof;

                  (d) Aviron shall fail to pay any principal of or premium or interest on any Indebtedness in an original aggregate amount of [***] or more (but excluding any Indebtedness evidenced by a Note hereunder) when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness; or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Indebtedness and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness; or any such Indebtedness shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), redeemed, purchased or defeased, or an offer to prepay, redeem, purchase or defease such Indebtedness shall be required to be made, in each case prior to the stated maturity thereof;

                  (e) Aviron shall (i) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code or any other federal, state or foreign bankruptcy, insolvency, liquidation or similar law, (ii) consent to the institution of, or fail to contravene in a timely and appropriate manner, any such proceeding or the filing of any such petition,
(iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator or similar official for such Person or for a substantial part of its property or assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors, (vi) become unable, admit in writing its inability or fail generally, to pay its debts as they become due or (vii) take corporate action for the purpose of effecting any of the foregoing;

                  (f) an involuntary proceeding shall be commenced or an involuntary petition shall be tried in a court of competent jurisdiction seeking
(i) relief in respect of Aviron or of a substantial part of its property or assets under Title 11 of the United States Code or any other federal, state or foreign bankruptcy, insolvency, receivership or similar law, (ii) the appointment

[***] = CONFIDENTIAL TREATMENT REQUESTED.


                                      17.

of a receiver, trustee, custodian, sequestrator or similar official for Aviron or for a substantial part of the property of Aviron, or (iii) the winding-up or liquidation of Aviron; and such proceeding or petition shall continue undismissed for [***] or an order or decree approving or ordering any of the foregoing shall continue unstayed and in effect for [***];

                  (g) a judgment or judgments for the payment of money (not reimbursed by insurance policies) shall be rendered by a court or other tribunal against Aviron and (i) shall remain undischarged for a period of [***] days from the entry thereof during which the execution of such judgment shall not have been stayed effectively or (ii) any judgment creditor shall legally commence actions to collect on or enforce such judgment;

                  (h) this Agreement, the Security Agreement or any Note shall for any reason cease to be, or be asserted by Aviron not to be, a legal, valid and binding obligation enforceable in accordance with its terms, or the security interest or lien purported to be created by the Security Agreement shall for any reason cease to be, or be asserted by Aviron not to be, a valid, perfected security interest in any Collateral except as otherwise permitted by this Agreement; or

                  (i) a Material Adverse Effect shall have occurred;

         then, and in any such event (other than an event described in paragraph
(e) or (f) above), and at any time thereafter during the continuance of such event, AHPC may, by written or telegraphic notice to Aviron, take any or all of the following actions at the same or different times: (i) terminate forthwith all or any portion of the obligation to make additional Loans hereunder and (ii) declare any Note to be forthwith due and payable whereupon the principal of a Note, together with accrued interest thereon and other liabilities of Aviron accrued hereunder, shall become due and payable both as to principal and interest, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by Aviron, anything contained herein or in any Note to the contrary notwithstanding; provided, however, that with respect to a default described in paragraph (e) or (f) above, the obligation to make additional Loans hereunder shall automatically terminate and all Notes, and any other liabilities of Aviron accrued hereunder shall automatically become due and payable, both as to principal and interest, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by Aviron, anything contained herein or in the Notes to the contrary notwithstanding.

                                    ARTICLE X

                                  MISCELLANEOUS

         10.01 NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered personally, mailed by reputable overnight courier or certified mail (return receipt requested) or sent by telecopier (confirmed thereafter by such certified mail) to the parties at the following addresses or at such other addresses as shall be specified by the parties by like notice:

                  (a) if to Aviron:

------------------

[***] = CONFIDENTIAL TREATMENT REQUESTED.


                                      18.

                           Aviron
                           297 North Bernardo Avenue
                           Mountain View, California 94043
                           Attention: J. Leighton Read, M.D.
                                Chairman and Chief Executive Officer
                           Fax: (650) 919-6612

                           With a copy to:

                           Cooley Godward LLP
                           Five Palo Alto Square
                           3000 El Camino Real
                           Palo Alto, California 94306-2155
                           Attention: Barbara A. Kosacz, Esq.
                           Fax: (650) 857-0663


                           (b) if to AHPC:

                           American Home Products Corporation
                           Five Giralda Farms
                           Madison, New Jersey 07940
                           Attention:  Treasurer
                           Fax:; and

                           a copy to General Counsel
                           Fax: (973) 660-7155

         Notices so given shall (in the case of notice so given by mail) be deemed to be given and received on the third calendar day after mailing or the next Business Day if sent by a reputable overnight courier and (in the case of notice so given by telecopier or personal delivery) on the date of actual transmission (as the case may be) personal delivery.

         10.02 SURVIVAL OF AGREEMENT. All covenants, agreements, representations and warranties made by Aviron herein and in the certificates or other instruments prepared or delivered in connection with this Agreement or the Security Agreement shall be considered to have been relied upon by AHPC and shall survive the making of the Loans and the execution and delivery of the Notes and shall continue in full force and effect as long as the principal of or any accrued interest on the Notes or any other amount payable under the Notes or this Agreement is outstanding and unpaid.

         10.03 SUCCESSORS AND ASSIGNS. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of Aviron or AHPC that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns. Aviron may not assign or transfer any of its rights or obligations hereunder without the written consent of AHPC. AHPC may assign, to any one or more Persons, all or a portion of its interests, rights and obligations under this Agreement or the Security Agreement (including,


                                      19.

without limitation, all or a portion of the Loans at the time owing to it and the same portion of the Note held by it); provided, however, except following the occurrence of an Event of Default, AHPC may not assign any such interests, rights, and obligations to a Person that is not an Affiliate of AHPC without the written consent of Aviron.

         10.04 EXPENSES; INDEMNITY.

                  (a) Aviron agrees to pay all out-of-pocket expenses incurred by AHPC in connection with the enforcement or protection (whether through negotiations, legal proceedings or otherwise) of its rights in connection with this Agreement, the Security Agreement, a Note and the other documents to be delivered hereunder or with the Loans made or a Note, or in connection with any pending or threatened action, proceeding, or investigation relating to the foregoing, including but not limited to the reasonable fees and disbursements of counsel. Aviron further agrees that it shall indemnify AHPC from and hold it harmless against any documentary taxes, assessments or charges payable or determined to be payable in connection with the execution and delivery of this Agreement, the Security Agreement, a Note and the other documents to be delivered hereunder.

                  (b) Aviron agrees to indemnify AHPC and its directors, officers, employees and agents against, and to hold AHPC and each such Person harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees and expenses, incurred by or asserted against AHPC or any such Person arising out of, in any way connected with, or as a result of this Agreement or the other documents contemplated hereby or thereby, the performance by the parties hereto and thereto of their respective obligations hereunder and thereunder and consummation of the transactions contemplated hereby and thereby; or any claim, litigation, investigation or proceedings relating to any of the foregoing, whether or not AHPC or any such Person is a party thereto; provided that such indemnity shall not apply to any such losses, claims, damages, liabilities or related expenses to the extent that they result from the gross negligence or willful misconduct of AHPC.

                  (c) The provisions of this Section 10.04 shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Loans, the invalidity or unenforceability of any term or provision of this Agreement or a Note, or any investigation made by or on behalf of AHPC. All amounts due under this Section 10.04 shall be payable on written demand therefore.

         10.05 APPLICABLE LAW. This Agreement, the Security Agreement and the Note shall be governed by and interpreted under the laws of the State of [***] as applied to contracts entered into and performed entirely in [***] residents.

         10.06 PAYMENTS ON BUSINESS DAYS. Should the principal of or interest on the Note or any fee or other amount payable hereunder become due and payable on other than a Business Day, payment in respect thereof may be made on the next succeeding Business Day, and such


                                      20.

extension of time shall in such ease be included in computing interest, it any, in connection with such payment.

         10.07 WAIVERS; AMENDMENTS.

                  (a) No failure or delay of AHPC in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of AHPC hereunder are cumulative and not exclusive of any rights or remedies which they may otherwise have. No waiver of any provision of this Agreement or any Note nor consent to any departure by Aviron therefrom shall in any event be effective unless the same shall be authorized as provided in paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on Aviron in any case shall entitle any such party to any other or further notice or demand in similar or other circumstances. Each holder of any Note shall be bound by any amendment, modification, waiver or consent authorized as provided herein, whether or not any Note shall have been marked to indicate such amendment, modification, waiver or consent.

                  (b) Neither this Agreement, nor any provision hereof, may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by Aviron and AHPC.

         10.08 SEVERABILITY. In the event any one or more of the provisions contained in this Agreement or in a Note should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein or therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         10.09 ENTIRE AGREEMENT; AMENDMENTS; ETC. This Agreement, the U. S. Co-Promotion Agreement, the International License Agreement and the FluMist(TM) Supply Agreement entered into by and between Aviron and AHPC as of even date herewith (collectively, the "Agreements"), including all Exhibits and Schedules attached thereto, set forth all the covenants, promises, agreements, warranties, representations, conditions and understandings between Aviron and AHPC with respect to the subject matter thereof, and supersede and terminate all prior agreements and understandings between Aviron and AHPC with respect to such subject matter, except as provided in Section 11.3(e) of the International License Agreement. There are no covenants, promises, agreements, warranties, representations, conditions or understandings, either oral or written, between Aviron and AHPC with respect to the subject matter thereof other than as set forth therein. No subsequent alteration, amendment, change or addition to the Agreements shall be binding upon Aviron and AHPC hereto unless reduced to writing and signed by the respective authorized officers of each of Aviron and AHPC. The Agreements, including without limitation, the Exhibits, Schedules and attachments thereto, are intended to define the full extent of the legally enforceable undertakings of Aviron and AHPC thereto with respect to the subject matter thereof, and no promise or representation, written or oral, which is


                                      21.

not set forth explicitly is intended by either Aviron and AHPC to be legally binding. Both Aviron and AHPC acknowledge that in deciding to enter into the Agreements and to consummate the transaction contemplated thereby neither Aviron and AHPC has relied upon any statement or representations, written or oral, other than those explicitly set forth therein.

         10.10 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.

         10.11 HEADINGS. Article and Section headings and the Table of Contents used herein are for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

         10.12 EFFECTIVENESS OF THIS AGREEMENT. This Agreement shall become effective upon the Effective Date (as defined in the U.S. Co-Promotion Agreement), and shall terminate upon the later of (a) the Availability Termination Date and (b) the repayment in full of all principal, interest and other amounts by Aviron hereunder and under the Notes.


                                      22.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

AMERICAN HOME PRODUCTS CORPORATION         AVIRON

By: /s/ Gerad A. Jibilian                  By: /s/ Carol A. Olson
    ------------------------------             ---------------------------------
                                                   CAROL A. OLSON
                                                   SENIOR VICE PRESIDENT,
                                                   COMMERCIAL DEVELOPMENT


                                      23.

                                  SCHEDULE 2.08

                                TERMS OF WARRANTS


TERMS OF WARRANTS FOR WYETH-AYERST TO PURCHASE COMMON STOCK IN AVIRON

o Warrants will be issued on the date Aviron receives a loan from Wyeth-Ayerst under Section 2 of this agreement: the "Date of Issue."

o Warrants issued will have a 3-year Term from the Date of Issue, or will expire earlier upon a merger or consolidation of Aviron.

o The strike price of the Warrants will be the 30-day trailing average of the Fair Market Value of Aviron Common Stock on the Date of Issue.

o The Number of Warrants issued for each Loan will be calculated by Aviron using the Black-Scholes Option Pricing Model on the Date of Issue, provided that such calculation is subject to AHPC's acceptance of such calculation. If the parties disagree on such calculation, the calculation shall be made by a mutually acceptable independent third party. All such calculations shall be made using the following assumptions:

Po         Value of option              Amount of Loan Multiplied by 5% Multiplied by the Loan Term
                                        Divided by the Number of Warrants Granted
                                        For example:  $10,000,000 X 5% X 5 Years=$2,500,000

Ps         Current price of stock       30 day-trailing Fair Market Value of Aviron Common Stock
                                        on Date of Issue

E          Exercise price of option     30 day-trailing Fair Market Value of Aviron Common Stock
                                        on Date of Issue

e          Constant used in             2.718
           Black-Scholes Option
           Pricing Model

t          Time remaining until         3 Years
           expiration

r          Risk Free Interest Rate      To be calculated on Date of Issue


v          Volatility                   To be calculated based on the daily closing price of Aviron Common Stock in the previous 12 month period of time prior to the Date of Issue


                                      24.

                                  SCHEDULE 3.04

                              EXISTING INDEBTEDNESS


1. $100,000,000 aggregate principal amount of 5-3/4% convertible subordinated notes due 2005 issued by Aviron under an Indenture dated as of March 15, 1998, by and between Aviron and Marine Midland Bank, as trustee

2. Approximately $554,000 remaining aggregate principal amount under an Equipment Financing Agreement Number 10768 between Lease Management Services, Inc. and Aviron


                                      25.

                                  SCHEDULE 3.09

                             MATERIAL ADVERSE CHANGE


                                      None


                                      26.

                                  SCHEDULE 8.01

                           DIVIDENDS AND DISTRIBUTIONS


                                      None


                                      27.

                                    EXHIBIT A

                                 FORM OF WARRANT

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

                                     AVIRON

               WARRANT FOR THE PURCHASE OF SHARES OF COMMON STOCK

No. CSW-__                                                      _________ Shares

         FOR VALUE RECEIVED, AVIRON, a Delaware corporation (the "Company"), with its principal office at 297 North Bernardo Avenue, Mountain View, CA 94043, hereby certifies that American Home Products Corporation or its assigns (the "Holder") is entitled, subject to the provisions of this Warrant, to purchase from the Company, at any time prior to the Expiration Date (as defined in Section 11 below), _______ fully paid and nonassessable shares of Common Stock of the Company, at an exercise price per share equal to _____________ (the "Exercise Price"). The term "Common Stock" shall mean the aforementioned Common Stock of the Company, together with any other equity securities that may be issued by the Company in addition thereto or in substitution therefor as provided herein.

         The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for a share of Common Stock are subject to adjustment from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Shares."

         SECTION 1. EXERCISE OF WARRANT. This Warrant may be exercised in whole or in part on any business day prior to the Expiration Date by presentation and surrender to the Company at its principal office at the address set forth in the initial paragraph hereof (or at such other address as the Company may hereafter notify the Holder in writing) with the Purchase Form annexed hereto duly executed and accompanied by proper payment of the Exercise Price in lawful money of the United States of America in the form of a check, subject to collection, for the number of Warrant Shares specified in the Purchase Form. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant, execute and deliver a


                                      28.

new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable hereunder. Upon receipt by the Company of this Warrant and such Purchase Form, together with proper payment of the Exercise Price, at such office, the Holder shall be deemed to be the holder of record of the Warrant Shares, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to the Holder.

         SECTION 2. NET ISSUE EXERCISE. Notwithstanding any provisions herein to the contrary, in lieu of exercising this Warrant for cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the Net Issue Exercise Form annexed hereto duly executed in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

                                       X = Y (A - B)
                                           ---------
                                           A

                           Where X = the number of shares of Common Stock to be issued to the Holder

                           Y = the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the number of shares purchased under the Warrant being canceled (at the date of such calculation)

                           A = the fair market value as determined by the closing sales price on the date of exercise of one share of the Company's Common Stock as quoted on NASDAQ

                           B = Exercise Price (as adjusted to the date of such calculation)

         SECTION 3. ISSUANCE OF NEW WARRANT. In the event of any exercise of the rights represented by this Warrant, certificates for the Warrant Shares so purchased shall be delivered to the holder hereof as soon as practicable and, unless this Warrant has been fully exercised or has expired, a new Warrant representing the portion of the Warrant Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the holder hereof within a reasonable time. Such exercise shall be deemed to have been made immediately prior to the close of business on the date of surrender of this Warrant.

         SECTION 4. RESERVATION OF SHARES. The Company hereby agrees that at all times while any shares may be purchased pursuant to this Warrant Agreement there shall be reserved for issuance and delivery upon exercise of this Warrant all shares of its Common Stock or other shares of capital stock of the Company from time to time issuable upon exercise of this Warrant. All such shares shall be duly authorized and, when issued upon such exercise in accordance with the terms of this Warrant, shall be validly issued, fully paid and nonassessable.


                                      33.

         SECTION 5. FRACTIONAL INTEREST. The Company will not issue a fractional share of Common Stock upon exercise of this Warrant. Instead, the Company will deliver its check for the current fair market value of the fractional share as determined in good faith by the Company.

         SECTION 6. ASSIGNMENT OR LOSS OF WARRANT.

                  (a) Except as provided in Section 10, the Holder of this Warrant shall be entitled, without obtaining the consent of the Company, to assign its interest in this Warrant in whole or in part to any person or persons. Subject to the provisions of Section 10, upon surrender of this Warrant to the Company or at the office of its stock transfer agent or warrant agent, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees named in such instrument of assignment and, if the Holders entire interest is not being assigned, in the name of the Holder, and this Warrant shall promptly be canceled.

                  (b) Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of indemnification satisfactory to the Company (with such lost or stolen Warrant being duly canceled on the books and records of the Company), and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.

         SECTION 7. RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a shareholder of the Company on any matters or with respect to any rights whatsoever as a shareholder of the Company. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the Warrant Shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised in accordance with its terms.

         SECTION 8. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES. The number and kind of securities purchasable upon the exercise of the Warrant and the Exercise Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

                  (a) RECLASSIFICATION OF OUTSTANDING SECURITIES. In case of any reclassification, change or conversion of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), the Company shall execute a new Warrant (in form and substance reasonably satisfactory to the Holder of this Warrant) providing that the Holder of this Warrant shall have the right to exercise such new Warrant and upon such exercise to receive, in lieu of each share of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification or change by a holder of one share of Common Stock. Such new Warrant shall provide for adjustments that shall be as nearly equivalent as may


                                      34.

be practicable to the adjustments provided for in this Section 8. The provisions of this subsection (a) shall similarly apply to successive reclassification or changes.

                  (b) SUBDIVISIONS OR COMBINATION OF SHARES. If the Company at any time while this Warrant remains outstanding and unexpired shall subdivide or combine its Common Stock, the Exercise Price and the number of Warrant Shares issuable upon exercise hereof shall be proportionately adjusted.

                  (c) STOCK DIVIDENDS. If the Company at any time while this Warrant is outstanding and unexpired shall pay a dividend payable in shares of Common Stock (except any distribution specifically provided for in the foregoing subsections (a) and (b)), then the Exercise Price shall be adjusted, from and after the date of determination of shareholders entitled to receive such dividend or distribution, to that price determined by multiplying the Exercise Price in effect immediately prior to such date of determination by a fraction
(a) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and (b) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution and the number of Warrant Shares subject to this Warrant shall be proportionately adjusted.

                  (d) NOTICE OF RECORD DATE. In the event of any taking by the Company of a record of its shareholders for the purpose of determining shareholders who are entitled to receive payment of any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any share of any class or any other securities or property, or to receive any other right, or for the purpose of determining shareholders who are entitled to vote in connection with any proposed merger or consolidation of the Company with or into any other corporation, or any proposed sale, lease or conveyance of all or substantially all of the assets of the Company, or any proposed liquidation, dissolution or winding up of the Company, the Company shall mail to the Holder of this Warrant, at least twenty days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

                  (e) NO ADJUSTMENT UPON EXERCISE OF WARRANTS. No adjustments shall be made under any Section herein in connection with the issuance of Warrant Shares upon exercise of the Warrants.

         SECTION 9. OFFICER'S CERTIFICATE. Whenever the Exercise Price shall be adjusted as required by the provisions of Section 8, the Company shall deliver an officer's certificate showing the adjusted Exercise Price determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment and the manner of computing such adjustment. Each such officer's certificate shall be signed by the chairman, president or chief financial officer of the Company.

         SECTION 10. TRANSFER TO COMPLY WITH THE SECURITIES ACT OF 1933. This Warrant may not be exercised and neither this Warrant nor any of the Warrant Shares, nor any interest in either, may be sold, assigned, pledged, hypothecated, encumbered or in any other manner transferred or disposed of, in whole or in part, except in compliance with applicable United


                                      35.

States federal and state securities or Blue Sky laws and the terms and conditions hereof. Each Warrant shall bear a legend in substantially the same form as the legend set forth on the first page of this Warrant. Each certificate for Warrant Shares issued upon exercise of this Warrant, unless at the time of exercise such Warrant Shares are acquired pursuant to a registration statement that has been declared effective under the Securities Act of 1933 (the "Act"), shall bear a legend substantially in the following form:

         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

Any certificate for any Warrant Shares issued at any time in exchange or substitution for any certificate for any Warrant Shares bearing such legend (except a new certificate for any Warrant Shares issued after the acquisition of such Warrant Shares pursuant to a registration statement that has been declared effective under the Act) shall also bear such legend unless, in the opinion of counsel for the Company, the Warrant Shares represented thereby need no longer be subject to the restriction contained herein. The provisions of this Section 10 shall be binding upon all subsequent Holders of certificates for Warrant Shares bearing the above legend and all subsequent Holders of this Warrant, if any. In addition, in connection with the issuance of this Warrant, the Holder specifically represents to the Company by acceptance of this Warrant as follows:

                  (a) The Holder is an "accredited investor" as defined in Rule 501(a) under the Act. Investor has such business and financial experience as is required to give it the capacity to protect its own interests in connection with the purchase of the Warrants and the Warrant Shares. The Holder is acquiring this Warrant for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof in violation of the Act.

                  (b) The Holder understands that this Warrant has not been registered under the Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Holder's investment intent as expressed herein.

                  (c) The Holder further understands that this Warrant must be held indefinitely unless subsequently registered under the Act and qualified under any applicable state securities laws, or unless exemptions from registration and qualification are otherwise available.


                                      36.

         SECTION 11. EXPIRATION DATE. This Warrant shall expire and shall be wholly void and have no effect after 5:00 p.m. (San Francisco time) on the date which is the earlier of (a) the third anniversary of the date hereof, or (b) the business day immediately preceding the closing date of a merger or consolidation of the Company with or into any other entity, including a reverse triangular merger involving the Company (other than a merger or consolidation in which the Holders of the voting power of the Company immediately prior to such consolidation or merger hold a majority of the surviving or resulting entity immediately following such consolidation or merger), provided that, if the last day on which this Warrant may be exercised, or on which it may be exercised at a particular Exercise Price, is a Sunday or a legal holiday or a day on which banking institutions doing business in the city of San Francisco are authorized by law to close, this Warrant may be exercised prior to 5:00 p.m. (San Francisco time) on the next succeeding full business day with the same force and effect and at the same Exercise Price as if exercised on such last day specified herein.

         SECTION 12. COMPETITION LAWS. At the time of exercise of this Warrant, it will be necessary for the Company to undertake a review of such exercise to determine if a filing with the U.S. Federal Trade Commission and the U.S. Department of Justice under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules promulgated thereunder (16 C.F.R. Sections 801.1 et seq.) is required, and if such filing is required, the Company and Investor (or its successor) shall promptly make any such required filings.

         SECTION 13. GOVERNING LAW. This Warrant is delivered in the State of California and shall be construed in accordance with and governed by the laws of that State.

         SECTION 14. MODIFICATION AND WAIVER. Neither this Warrant nor any term hereof may be amended, waived, discharged or terminated other than by an instrument in writing signed by the Company and by the Holder hereof.

         SECTION 15. NOTICES. Any notice, request or other document required or permitted to be given or delivered to the Holder hereof or the Company shall be delivered or shall be sent by certified mail, postage prepaid, to each such Holder at its address as shown on the books of the Company or to the Company at the address indicated therefor in the first paragraph of this Warrant.

         SECTION 16. DESCRIPTIVE HEADINGS AND GOVERNING LAW. The description headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of California.

         SECTION 17. ENTIRE AGREEMENT. This Warrant constitutes the entire agreement between the parties pertaining to the subject matter herein and supersedes all prior and contemporaneous agreements, representation and undertakings of the parties.


                                      37.

         IN WITNESS WHEREOF, the Company has duly caused this Warrant to be signed by its duly authorized officer and to be dated as of ________________.

                                       AVIRON


                                       By:
                                           -------------------------------------
                                           J. Leighton Read, M.D.
                                           Chairman and Chief Executive Officer


                                      38.

                                    EXHIBIT B

                            FORM OF BORROWING NOTICE

American Home Products Corporation
Five Giralda Farms
Madison, New Jersey 07940

Gentlemen:

         Reference is made to the Credit Agreement, dated as of January 11, 1998 (the "Credit Agreement"), between Aviron ("Aviron") and American Home Products Corporation. Terms not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

         Pursuant to Section 2.01 of the Credit Agreement, Aviron hereby requests that a Loan be made on _________ in the amount of $______________.

         NOTE: THE AMOUNT APPEARING ABOVE MUST BE IN A WHOLE MULTIPLE OF [***] SUBJECT TO AVIRON'S RIGHT TO DRAWDOWN THE BALANCE WHERE THE BALANCE IS LESS THAN [***]

         The representations and warranties contained in Article III of the Credit Agreement are true and correct on and as of the date hereof and will be true and correct on and as of the date of the Loan requested hereby as though made on and as of the date hereof and the date of the Loan requested hereby (except insofar as such representations and warranties relate expressly to an earlier date).

         No event has occurred and is continuing, or would result from the Loan requested hereby, or from the application of the proceeds thereof which constitutes an Event of Default under the Credit Agreement.


                                   Very truly yours,

                                   AVIRON

                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


------------------

[***] = CONFIDENTIAL TREATMENT REQUESTED.


                                       1.

                                    EXHIBIT C

                                  FORM OF NOTE

$__________                                            Mountain View, California

                  FOR VALUE RECEIVED, the undersigned, AVIRON, a Delaware corporation (the "Maker"), hereby promises to pay to the order of AMERICAN HOME PRODUCTS CORPORATION, a Delaware corporation ("AHPC"), on ________ (or earlier as provided in the Credit Agreement dated as of January 11, 1999 between the Maker and AHPC (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement")), the aggregate unpaid principal amount of all Loans made by AHPC to the Maker pursuant to Sections 2.01 of the Credit Agreement, in lawful money of the United States of America in immediately available funds, and to pay interest from the date hereof on the principal amount hereof from time to time outstanding, in like funds, at AHPC's office, at a rate or rates per annum and payable on such dates as determined pursuant to the terms of the Credit Agreement. Interest on the unpaid principal amount of this Note shall be paid from the date of this Note until such principal amount is paid in full and shall accrue at a floating rate per annum equal to [***]. All accrued and unpaid interest shall be payable on the last Business Day of each calendar quarter beginning on [end of first calendar quarter after a Loan is made]. The principal amount of this Note shall payable in full on [date that is [***] after date of the Note]. Notwithstanding the foregoing, interest shall continue to accrue on all principal amounts outstanding under the Loans until payment in full.

                  The Maker hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever. The nonexercise by the holder of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

                  All borrowings evidenced by this Note and all payments and prepayments of the principal hereof and interest hereon and the respective dates thereof shall be endorsed by the holder hereof on the schedule attached hereto and made a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; provided, however, that the failure of the holder hereof to make such a notation or any error in such a notation shall not in any manner affect the obligation of the Maker to make payments of principal and interest in accordance with the terms of this Note and the Credit Agreement.

                  This Note is secured by personal property collateral pursuant to, and is entitled to the benefits of, the Security Agreement (as defined in the Credit Agreement). Reference is made to the Security Agreement for the terms and conditions governing the collateral security for the obligations of Aviron hereunder.

                  Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts unpaid on the Note shall become, or may be declared to be, immediately due and payable, all as provided therein.
________
[***] = CONFIDENTIAL TREATMENT REQUESTED.


                                       1.

                  This Note is referred to in the Credit Agreement, which, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for optional and mandatory prepayment of the principal hereof prior to the maturity hereof and for the amendment or waiver of certain conditions therein specified. THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO CHOICE OF LAW DOCTRINE.

                  Terms not defined herein shall have the meaning assigned to such terms in the Credit Agreement.

                                   AVIRON

                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                       2.

                               Loans and Payments

                                                    Unpaid       Name of
                                                  Principal       Person
                              Payments             Balance        Making
Date         Amount      Principal Interest        of Note       Notation
----         ------      ------------------       ---------      --------



                                       3.

                                SUBSCRIPTION FORM


         THE UNDERSIGNED, holder of this Warrant, (1) hereby irrevocably elects to exercise the right of purchase represented by this Warrant for, and to purchase thereunder, ________________ full shares of the Common Stock of Aviron provided for therein, (2) makes payment in full of the purchase price of such shares, (3) requests that certificates for such shares be issued in the name of


        ----------------------------------------------------------------
                         (Please print name and address)


        ----------------------------------------------------------------
           (Please insert social security or other identifying number)


and (4) if said number of shares shall not be all the shares purchasable thereunder, requests that a new Warrant for the unexercised portion of this Warrant be issued in the name of and delivered to:


        ----------------------------------------------------------------


        ----------------------------------------------------------------
                         (Please print name and address)


Dated:
          ---------------------------------------------
Signature:
          ---------------------------------------------
By:
          ---------------------------------------------


                                       1.

                                 ASSIGNMENT FORM


                                                           Dated _________, 19__


         FOR VALUE RECEIVED, ________________________________ hereby sells, assigns and transfers unto _________________________________________________
(the "Assignee"),________________________________________________
                     (please type or print in block letters)

--------------------------------------------------------------------------------
                                (insert address)

its right to purchase up to ____ shares of Common Stock of AVIRON represented by this Warrant and does hereby irrevocably constitute and appoint
____________________________ Attorney, to transfer the same on the books of the Company, with full power of substitution in the premises.

         Signature
                   --------------------------


                                       2.

                            NET ISSUE ELECTION NOTICE

         The undersigned, _______________________, hereby irrevocably elects under Section 2 of the within Warrant to surrender the right to purchase ________ shares of Common Stock pursuant to this Warrant. The certificate(s) for the shares issuable upon such net issue election shall be issued in the name of the undersigned or as otherwise indicated below.


Date: ________,_______
                                       -----------------------------------------
                                       [Signature]

                                       -----------------------------------------
                                       [Name of Registration]

                                       -----------------------------------------
                                       [Street Address]

                                       -----------------------------------------
                                       [City and State]

                                TABLE OF CONTENTS

                                                                                                               PAGE
                                                                                                               ----
ARTICLE I         DEFINITIONS.....................................................................................1

         1.01     "Affiliate".....................................................................................1

         1.02     "Availability Termination Date".................................................................1

         1.03     "Business Day"..................................................................................1

         1.04     "Capital Stock".................................................................................2

         1.05     "Collateral"....................................................................................2

         1.06     "Commission"....................................................................................2

         1.07     "Common Stock"..................................................................................2

         1.08     "Consolidated Net Worth"........................................................................2

         1.09     "U.S. Co-Promotion Agreement"...................................................................2

         1.10     "Credit Event"..................................................................................2

         1.11     "Dollars".......................................................................................2

         1.12     "Drawdown Date".................................................................................2

         1.13     "Event of Default"..............................................................................2

         1.14     "Exchange Act"..................................................................................2

         1.15     "FDA"...........................................................................................2

         1.16     "Financial Officer".............................................................................2

         1.17     "Guarantee".....................................................................................2

         1.18     "Indebtedness"..................................................................................2

         1.19     "International License Agreement"...............................................................3

         1.20     "Lien"..........................................................................................3

         1.21     "Loans".........................................................................................3

         1.22     "Material Adverse Effect".......................................................................3

         1.23     "Note or Notes".................................................................................3

         1.24     "Permitted Indebtedness"........................................................................3

         1.25     "Permitted Liens"...............................................................................3

         1.26     "Person"........................................................................................4

         1.27     "Preferred Stock"...............................................................................4

         1.28     "Prime Rate"....................................................................................4

         1.29     "Responsible Officer"...........................................................................4
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         1.30     "SEC Documents".................................................................................4

         1.31     "Securities Act"................................................................................4

         1.32     "Security Agreement"............................................................................4

         1.33     "Subsidiary"....................................................................................5

         1.34     "Transactions"..................................................................................5

ARTICLE II        THE LOANS.......................................................................................5

         2.01     The Loans.......................................................................................5

         2.02     Notice of Borrowings............................................................................5

         2.03     Notes; Repayment of Loans.......................................................................5

         2.04     Interest on Loans...............................................................................6

         2.05     [***]...........................................................................................6

         2.06     Interest on Overdue Amounts.....................................................................6

         2.07     Prepayment of Loans.............................................................................6

         2.08     Warrants........................................................................................7

ARTICLE III       REPRESENTATIONS AND WARRANTIES OF AVIRON........................................................7

         3.01     Organization, Corporate.........................................................................7

         3.02     Authorization...................................................................................7

         3.03     Capitalization..................................................................................8

         3.04     Indebtedness....................................................................................8

         3.05     Full Disclosure.................................................................................8

         3.06     SEC Filings.....................................................................................8

         3.07     Governmental Approvals..........................................................................8

         3.08     Binding Effect..................................................................................9

         3.09     Material Adverse Change.........................................................................9

         3.10     Litigation; Compliance with Laws; etc...........................................................9

         3.11     Taxes...........................................................................................9

         3.12     Investment Company Act..........................................................................9

         3.13     Use of Proceeds.................................................................................9

         3.14     Security Interest..............................................................................10
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         3.15     Title to Properties; Possession Under Leases; Trademarks.......................................10

         3.16     Absence of Certain Developments................................................................10

ARTICLE IV        REPRESENTATIONS AND WARRANTIES OF AHPC.........................................................11

         4.01     Investment Intent..............................................................................11

         4.02     No Legal, Tax or Investment Advice.............................................................11

         4.03     Corporate Power; Authority.....................................................................11

ARTICLE V         RESTRICTIONS ON TRANSFER.......................................................................11

         5.01     Restrictions on Transferability................................................................11

ARTICLE VI        CONDITIONS OF CREDIT EVENTS....................................................................11

         6.01     All Credit Events..............................................................................11

         6.02     Initial Drawdown Date..........................................................................12

ARTICLE VII       AFFIRMATIVE COVENANTS..........................................................................13

         7.01     Compliance With Laws...........................................................................13

         7.02     Corporate Existence............................................................................13

         7.03     Business and Properties........................................................................13

         7.04     Insurance......................................................................................13

         7.05     Taxes..........................................................................................14

         7.06     Financial Statements, Reports. etc.............................................................14

         7.07     Litigation and Other Notices...................................................................14

         7.08     Maintaining Records, Access to Properties and Inspections......................................15

         7.09     Use of Proceeds................................................................................15

         7.10     Payment of Obligations.........................................................................15

         7.11     Further Assurances.............................................................................15

ARTICLE VIII      NEGATIVE COVENANTS.............................................................................15

         8.01     Dividends and Distributions....................................................................16

         8.02     Indebtedness...................................................................................16

         8.03     Consolidations, Mergers and Sales of Assets....................................................16

         8.04     Business.......................................................................................16

ARTICLE IX        EVENTS OF DEFAULT..............................................................................16

ARTICLE X         MISCELLANEOUS..................................................................................18

         10.01    Notices........................................................................................18
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         10.02    Survival of Agreement..........................................................................19

         10.03    Successors and Assigns.........................................................................19

         10.04    Expenses; Indemnity............................................................................20

         10.05    Applicable Law.................................................................................20

         10.06    Payments on Business Days......................................................................20

         10.07    Waivers; Amendments............................................................................21

         10.08    Severability...................................................................................21

         10.09    Entire Agreement; Amendments; etc..............................................................21

         10.10    Counterparts...................................................................................22

         10.11    Headings.......................................................................................22

         10.12    Effectiveness of This Agreement................................................................22

SCHEDULE 2.08  TERMS OF WARRANTS.................................................................................24

SCHEDULE 3.04  EXISTING INDEBTEDNESS.............................................................................25

SCHEDULE 3.09  MATERIAL ADVERSE CHANGE...........................................................................26

SCHEDULE 8.01  DIVIDENDS AND DISTRIBUTIONS.......................................................................27

EXHIBIT A  FORM OF WARRANT.......................................................................................28

EXHIBIT B  FORM OF BORROWING NOTICE..............................................................................

EXHIBIT C  FORM OF NOTE..........................................................................................
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